[USAA                      USAA S&P 500 INDEX FUND AND
EAGLE                      USAA NASDAQ-100 INDEX FUND
LOGO (R)]               SUPPLEMENT DATED DECEMBER 8, 2006
                            TO EACH FUND'S PROSPECTUS
                              DATED AUGUST 1, 2006


Brent Reeder recently assumed co-portfolio management responsibilities of the USAA S&P 500 Index Fund and USAA Nasdaq-100 Index Fund. Page 6 of each Fund's prospectus has been amended to reflect the following information:

Chad M. Rakvin and Brent Reeder are primarily responsible for the day-to-day management of the USAA S&P 500 Index Fund and USAA Nasdaq-100 Index Fund.

Mr. Rakvin is a senior vice president of Northern Trust Investments, N.A. where he is responsible for the management of various equity and equity index portfolios. He has had responsibility for the USAA S&P 500 Index Fund and USAA Nasdaq-100 Index Fund since September 2005. Mr. Rakvin joined Northern Trust in 2004 and has been a member of the quantitative management group for domestic index products. Immediately prior to joining Northern Trust, Mr. Rakvin was an independent consultant to institutional money managers and financial services companies as well as an author of proprietary research and white papers. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager.

Mr. Reeder is a vice president of Northern Trust Investments, N.A. He has had responsibility for the USAA S&P 500 Index Fund and USAA Nasdaq-100 Index Fund since December 2006. Mr. Reeder joined Northern Trust in 1993. For the past five years, he has managed quantitative equity portfolios.



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